SUPPLEMENT DATED OCTOBER 13, 2015
To the following variable annuity prospectuses dated April 27, 2015:
Allianz Alterity®
Allianz Rewards®
Allianz High Five®
Allianz Retirement Pro®
Allianz Retirement Pro® New York
Allianz VisionSM, as supplemented April 27, 2015
Allianz VisionSM New York, as supplemented April 27, 2015
Allianz ConnectionsSM, as supplemented April 27, 2015

and to the following annuity prospectuses dated August 24, 2015
Allianz Index Advantage®
Allianz Index Advantage® New York
ISSUED BY
Allianz Life Insurance Company of North America or Allianz Life Insurance Company of New York
and Allianz Life Variable Account B or Allianz Life of NY Variable Account C (collectively, "Allianz Life")
This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference. The investment options referenced below may not be offered in certain annuity products listed above. See your product prospectus for investment option availability and see your Investment Option prospectus for further information regarding the following updates.

1.	AZL® Morgan Stanley Mid Cap Growth Fund

At its meeting on June 16, 2015, the Board of Trustees of the Allianz Variable Insurance Products Trust considered and approved changes proposed by the Fund's Manager, Allianz Investment Management LLC, to the name and principal investment strategies of the AZL Morgan Stanley Mid Cap Growth Fund. As a result of these changes, the Fund will add a second subadviser and be re-named the AZL Multi-Manager Mid Cap Growth Fund. Accordingly, the following changes will be made, effective on or about November 23, 2015:
The name of the Fund will be changed to "AZL Multi-Manager Mid Cap Growth Fund"
The Investment Management Company and Adviser/Subadviser, included in the Investment Options section of the prospectus, for the above mentioned Investment Option will be updated as follows:
Managed by Allianz Investment Management LLC/Morgan Stanley Investment Management, Inc., and J.P. Morgan Investment Management, Inc.
The Primary Investments, included in the Investment Options section of the prospectus, for the above mentioned Investment Option will be updated as follows:
Invests in a combination of two subportfolios, or strategies, with equal allocations of the assets to each strategy.  The fund as a whole will normally invest at least 80% of net assets in equity securities of mid cap companies, with market capitalizations within the range of the Russell Midcap Growth Index.

2.	The names of the following Investment Options are changed to the new names listed below:

New Name	Previous Name
MFS VIT Total Return Bond Portfolio PIMCO VIT Global Dividend Portfolio	MFS VIT Research Bond Portfolio PIMCO EqS Pathfinder Portfolio

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The Investment Objective for the PIMCO VIT Global Dividend Portfolio, included in the Investment Options section of the prospectus, is replaced as follows:
Seeks to provide current income that exceeds the average yield on global stocks, with a secondary objective to provide long-term capital appreciation.
The Primary Investments for the PIMCO VIT Global Dividend Portfolio, included in the Investment Options section of the prospectus, is replaced as follows:
Normally invests at least 75% of its assets in equity securities, including common and preferred stock, of issuers that PIMCO believes are attractively valued that currently pay dividends and have the potential for earnings and dividend growth over time. May invest a significant portion of its assets in securities and instruments that are economically tied to foreign countries.

3.	AZL® Money Market Fund

In July 2014, the U.S. Securities and Exchange Commission adopted certain amendments to the regulations governing money market mutual funds, which will change significantly the way that certain money market funds will be required to operate. At its meeting on June 16, 2015, the Board of Trustees of the Allianz Variable Insurance Products Trust considered the likely effects of the rule changes on the AZL Money Market Fund and approved changes proposed by the Fund's Manager, Allianz Investment Management LLC, to the name and principal investment strategies of the Fund. As a result of these changes, the Fund will become a government money market fund and will be called the AZL Government Money Market Fund. As a "government" money market fund, the Fund will be permitted, subject to the revised regulations, to continue to use a stable net asset value ($1.00), and the Fund will not be required to impose fees on shareholder redemptions or to temporarily suspend redemptions in the event that the Fund's weekly liquid assets fall below a certain threshold. The Board believes that this result is in the best interests of the Fund and its shareholders.
The changes to the Fund are expected to be fully implemented by May 1, 2016, prior to the final compliance dates for the new rules; however, it is anticipated that the Fund's subadviser, BlackRock Advisors, LLC, will begin immediately to gradually implement changes to the Fund's portfolio in order to provide the most efficient transition. As a result, it is expected that the Fund gradually will allocate a larger percentage of its assets to government securities over time until it reaches its new allocation on or about May 1, 2016. Because the yields on government securities generally may be expected to be lower than the yields on comparable non-government securities, it should be expected that the Fund's yield will decrease as more assets are invested in government securities.
As a result of these changes approved by the Board of Trustees, the Fund is no longer subject to the requirement that it invest at least 25% of its assets in the financial services industry.
Effective on or about May 1, 2016, the name of the Fund will be changed to "AZL Government Money Market Fund" and the Primary Investments, included in the Investment Options section of the prospectus is expected to be updated to the following:
Invests at least 99.5% of its total assets in cash, government securities, or repurchase agreements that are collateralized fully. Investments include U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such obligations. In addition, the Fund may invest in variable and floating rate instruments.

4.   Allianz Life Insurance Company of New York Address

The address for Allianz Life Insurance Company of New York, as included in the Other Information section of the prospectuses for Allianz Vision New York, Retirement Pro New York and Index Advantage New York, is updated to the following: 28 Liberty Street, 38th floor, New York, NY 10005. All correspondence, payments, and applications should still be directed to the service office addresses listed on the back page of the prospectus.

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